Exhibit 99.1

THE CHILDREN’S PLACE REPORTS FIRST QUARTER 2025 RESULTS

Secaucus, New Jersey – June 6, 2025 – The Children’s Place, Inc. (Nasdaq: PLCE), the largest pure-play children’s specialty retailer in North America with an omni-channel portfolio of brands and an industry-leading digital-first model, today announced financial results for the Company’s first fiscal quarter ended May 3, 2025.

Muhammad Umair, President and Interim Chief Executive Officer said, “The first quarter was a challenging time for our business and customers. We are not satisfied with the results, but we will continue to take actions focused on the long-term health of the Company as we strive to drive more sustainable growth and stronger performance moving forward. Our results remain under pressure due to the current macroeconomic environment, including softer consumer sentiment and particularly unseasonable weather patterns, while the lapping of our shipping threshold increase added an anticipated challenge to top-line sales. While we are not pleased with the results, management is moving with urgency to remediate, and we are currently entering the back-to-school selling season with a more balanced inventory position. We will continue to focus on improving our inventory turns and explore plans to further streamline our productivity, while reducing inefficient SG&A spending, with more to come in the near future.”

“Looking ahead for fiscal 2025, we expect to see continued top-line sales pressures but remain committed to our long-term goal of delivering profitable top-line sales, as we refine our omni-channel strategy and overall business model. While we have tightly managed our SG&A spending, we continue to seek better leverage over our expenses and reinvest in the long-term growth of the business, including plans for a revitalized loyalty program, store openings in the back-half of 2025, new product offerings that include new licensing partnerships and collaborations, along with innovative marketing initiatives to acquire new customers.”

“The current retail environment, including the tariff situation and its impact on our core customer, continues to bring significant uncertainty and headwinds to our near-term results, however, we remain confident that our sourcing diversification strategies, with no single country representing more than 20% of our total sourcing capacity, including limited exposure to China in the mid-single digit range, have us well-positioned to offset potential tariff impacts and will allow us to continue to deliver value to our customers at affordable prices.”

First Quarter 2025 Results

Net sales decreased $25.8 million, or 9.6%, to $242.1 million in the three months ended May 3, 2025, compared to $267.9 million in the three months ended May 4, 2024. The decrease in net sales was driven by a decrease in e-commerce sales due to an increase in shipping minimum thresholds to $40 from $20 in the prior year period as we continue our focus on profitable top-line sales, combined with lower traffic and conversion. The Company also experienced a decrease in brick-and-mortar revenue due to a lower store count and lower sales volume due to lower traffic. Our stores and e-commerce sales were both negatively impacted by the current macroeconomic environment, including uncertainty around potential tariffs, which has decreased consumer sentiment. The decrease in net sales was partially offset by an increase in wholesale revenue.

Comparable retail sales decreased 13.6% for the quarter, largely driven by the decrease in e-commerce revenue.

Gross profit decreased $21.9 million to $70.8 million in the three months ended May 3, 2025, compared to $92.7 million in the three months ended May 4, 2024. Gross margin decreased 540 basis points to 29.2% during the three months ended May 3, 2025, compared to 34.6% in the prior year. The decrease in margin was caused by a combination of factors, including channel mix from the higher penetration of wholesale sales and a higher mix of markdown versus full price product sales, partially offset by favorability from higher shipping minimum thresholds compared to last year.

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Selling, general, and administrative expenses were $86.7 million in the three months ended May 3, 2025, compared to $109.1 million in the three months ended May 4, 2024. The decrease was due to a reduction in one-time costs incurred in the prior year, primarily associated with the Company’s change of control and broken financing deal costs. Adjusted selling, general, and administrative expenses were $86.5 million in the three months ended May 3, 2025, compared to $88.6 million in the comparable period last year, and deleveraged 260 basis points to 35.7% of net sales, due to the lower sales combined with incremental marketing spend as a percentage of net sales. As we reinvest in marketing and focus on content, we are beginning to see initial promising indicators, as Google search interest has grown, along with an acceleration of Tik Tok followers. We have continued to control our costs well, as this represents the lowest level of Adjusted selling, general, and administrative expenses in more than 15 years for the first quarter of a fiscal year and we continue to evaluate opportunities to further optimize our operating model.

Operating loss was $(24.1) million in the three months ended May 3, 2025, compared to $(28.0) million in the three months ended May 4, 2024. Adjusted operating loss was $(24.0) million in the three months ended May 3, 2025, compared to $(5.1) million in the comparable period last year.

Net interest expense was $8.6 million in the three months ended May 3, 2025, compared to $7.7 million in the three months ended May 4, 2024. The increase was due to the write-off of deferred financing costs associated with the partial paydown of the first term loan entered into with the Company’s majority shareholder, Mithaq Capital SPC (“Mithaq”) as a result of the Company’s rights offering which was completed during the first quarter, in addition to higher borrowings on the Company’s revolving credit facility with Wells Fargo and other bank lenders, partially offset by lower average interest rates during the quarter.

Provision for income taxes was $1.3 million in the three months ended May 3, 2025, compared to $2.1 million during the three months ended May 4, 2024. The Company continues to adjust its valuation allowance based upon its ongoing operating results.

Net loss was $(34.0) million, or $(1.57) per diluted share, in the three months ended May 3, 2025, compared to $(37.8) million, or $(2.98) per diluted share, in the three months ended May 4, 2024. Adjusted net loss was $(32.8) million, or $(1.52) per diluted share, compared to $(14.9) million, or $(1.18) per diluted share, in the comparable period last year.

Store Update

During the first quarter, the Company’s store count remained at 495 stores, as the Company did not open or close any stores. The store count at the end of the first quarter of 2024 was 518.

Balance Sheet and Cash Flow

As of May 3, 2025, the Company had $5.7 million of cash and cash equivalents, $38.7 million of borrowing availability under its revolving credit facility and an additional $40.0 million in availability under the unsecured Commitment Letter provided by Mithaq, representing total liquidity of $84.4 million. The Company had $258.6 million outstanding on its revolving credit facility and has not drawn down on its Mithaq credit facility. Additionally, the Company used $43.0 million in operating cash flows in the three months ended May 3, 2025.

Inventories were $422.2 million as of May 3, 2025, compared to $425.2 million as of May 4, 2024. These inventory levels were a result of a shift in our product strategy, as we better balance the mix of fashion and basic product, combined with the impacts of lower conversion.

On February 6, 2025, the Company raised $90 million in capital and issued 9.2 million shares of common stock, pursuant to the completion of its rights offering. The shares issued were settled through the receipt of $29.8 million in cash, which was substantially used to prepay amounts owed under our revolving credit facility with Wells Fargo and other bank lenders, and a reduction of $60.2 million in the amount owed by the Company under its first term loan from Mithaq.

Non-GAAP Reconciliation

The Company’s results are reported in this press release on a GAAP and as adjusted, non-GAAP basis. Adjusted net loss, adjusted net loss per diluted share, adjusted gross profit, adjusted selling, general, and administrative expenses, and adjusted operating loss are non-GAAP measures, and are not intended to replace GAAP financial information, and may be different from non-GAAP measures reported by other companies. The Company believes the income and expense items excluded as non-GAAP adjustments are not reflective of the performance of its core business, and that providing this supplemental disclosure to investors will facilitate comparisons of the past and present performance of its core business.

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Please refer to the “Reconciliation of Non-GAAP Financial Information to GAAP” later in this press release, which sets forth the non-GAAP operating adjustments for the 13-week periods ended May 3, 2025 and May 4, 2024.

About The Children’s Place

The Children’s Place is the largest pure-play children’s specialty retailer in North America with an omni-channel portfolio of brands and an industry-leading digital-first model. Its global retail and wholesale network includes two digital storefronts, 495 stores in North America, wholesale marketplaces and distribution in 12 countries through seven international franchise partners. The Children’s Place designs, contracts to manufacture, and sells fashionable, high-quality, head-to-toe outfits predominantly at value prices, primarily under its proprietary brands: “The Children’s Place”, “Gymboree”, “Sugar & Jade”, and “PJ Place”. For more information, visit: www.childrensplace.com and www.gymboree.com.

Forward-Looking Statements

This press release contains or may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to the Company’s strategic initiatives and results of operations, including adjusted net income (loss) per diluted share. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate,” “believe” and similar words, although some forward-looking statements are expressed differently.

These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially.

Some of these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Part 1, item1A. Risk Factors” section of its annual report on Form 10-K for the fiscal year ended February 1, 2025.

Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unable to achieve operating results at levels sufficient to fund and/or finance the Company’s current level of operations and repayment of indebtedness, the risk that changes in trade policy and tariff regimes, including newly imposed U.S. tariffs and any responsive non-U.S. tariffs, may impact our international manufacturing and operations or our customers’ discretionary spending habits, the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by changes in economic conditions (including inflation), the risk that changes in the Company’s plans and strategies with respect to pricing, capital allocation, capital structure, investor communications and/or operations may have a negative effect on the Company’s business, the risk that the Company’s strategic initiatives to increase sales and margin, improve operational efficiencies, enhance operating controls, decentralize operational authority and reshape the Company’s culture are delayed or do not result in anticipated improvements, the risk of delays, interruptions, disruptions and higher costs in the Company’s global supply chain, including resulting from disease outbreaks, foreign sources of supply in less developed countries, more politically unstable countries, or countries where vendors fail to comply with industry standards or ethical business practices, including the use of forced, indentured or child labor, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, various types of litigation, including class action litigation brought under securities, consumer protection, employment, and privacy and information security laws and regulations, risks related to the existence of a controlling shareholder, and the uncertainty of weather patterns, as well as other risks discussed in the Company’s filings with the SEC from time to time.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Contact:  Investor Relations (201) 558-2400 ext. 14500

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THE CHILDREN’S PLACE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	First Quarter Ended
	May 3, 2025	May 4, 2024

Net sales	$242,125	$267,878
Cost of sales (exclusive of depreciation and amortization)	171,342	175,137
Gross profit	70,783	92,741
Selling, general and administrative expenses	86,670	109,094
Depreciation and amortization	8,230	11,635
Operating loss	(24,117)	(27,988)
Related party interest expense	(1,871)	(389)
Other interest expense, net	(6,691)	(7,332)
Loss before provision for income taxes	(32,679)	(35,709)
Provision for income taxes	1,344	2,086
Net loss	$(34,023)	$(37,795)

Loss per common share (1)
Basic	$(1.57)	$(2.98)
Diluted	$(1.57)	$(2.98)

Weighted average common shares outstanding (1)
Basic	21,629	12,665
Diluted	21,629	12,665

(1) In connection with the completion of the rights offering on February 6, 2025, the Company’s weighted average common shares outstanding and basic and diluted loss per share were retroactively adjusted for all periods presented by a factor of 1.002.

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THE CHILDREN’S PLACE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION TO GAAP

(In thousands, except per share amounts)

(Unaudited)

	First Quarter Ended
	May 3, 2025	May 4, 2024

Net loss	$(34,023)	$(37,795)

Non-GAAP adjustments:
Loss on extinguishment of debt	1,039	—
Restructuring costs	934	264
Reversal of legal settlement accrual	(796)	(2,279)
Change of control	—	14,589
Broken financing and restructuring fees	—	6,661
Accelerated depreciation	—	1,557
Canada distribution center closure	—	781
Credit agreement	—	750
Fleet optimization	—	585
Aggregate impact of non-GAAP adjustments	1,177	22,908
Income tax effect (1)	—	—
Net impact of non-GAAP adjustments	1,177	22,908

Adjusted net loss	$(32,846)	$(14,887)

GAAP net loss per diluted common share (2)	$(1.57)	$(2.98)

Adjusted net loss per diluted common share (2)	$(1.52)	$(1.18)

(1) The tax effects of the non-GAAP items are calculated based on the statutory rate of the jurisdiction in which the discrete item resides, adjusted for the impact of any valuation allowance.

(2) In connection with the completion of the rights offering on February 6, 2025, the Company’s weighted average common shares outstanding and basic and diluted loss per share were retroactively adjusted for all periods presented by a factor of 1.002.

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THE CHILDREN’S PLACE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION TO GAAP

(In thousands)

(Unaudited)

	First Quarter Ended
	May 3, 2025	May 4, 2024

Operating loss	$(24,117)	$(27,988)

Non-GAAP adjustments:
Restructuring costs	934	264
Reversal of legal settlement accrual	(796)	(2,279)
Change of control	—	14,589
Broken financing and restructuring fees	—	6,661
Accelerated depreciation	—	1,557
Canada distribution center closure	—	781
Credit agreement	—	750
Fleet optimization	—	585
Aggregate impact of non-GAAP adjustments	138	22,908

Adjusted operating loss	$(23,979)	$(5,080)

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THE CHILDREN’S PLACE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION TO GAAP

(In thousands)

(Unaudited)

	First Quarter Ended
	May 3, 2025	May 4, 2024

Gross profit	$70,783	$92,741

Non-GAAP adjustments:
Change of control	—	905
Aggregate impact of non-GAAP adjustments	—	905

Adjusted gross profit	$70,783	$93,646

	First Quarter Ended
	May 3, 2025	May 4, 2024

Selling, general and administrative expenses	$86,670	$109,094

Non-GAAP adjustments:
Reversal of legal settlement accrual	796	2,279
Restructuring costs	(934)	(264)
Change of control	—	(13,684)
Broken financing and restructuring fees	—	(6,661)
Canada distribution center closure	—	(781)
Credit agreement	—	(750)
Fleet optimization	—	(585)
Aggregate impact of non-GAAP adjustments	(138)	(20,446)

Adjusted selling, general and administrative expenses	$86,532	$88,648

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THE CHILDREN’S PLACE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	May 3, 2025	February 1 2025*	May 4, 2024

Assets:
Cash and cash equivalents	$5,694	$5,347	$12,960
Accounts receivable	41,337	42,701	28,286
Inventories	422,204	399,602	425,156
Prepaid expenses and other current assets	31,374	20,354	43,210
Total current assets	500,609	468,004	509,612

Property and equipment, net	92,094	97,487	116,779
Right-of-use assets	166,008	161,595	173,987
Tradenames, net	13,000	13,000	41,000
Other assets, net	7,891	7,466	6,957
Total assets	$779,602	$747,552	$848,335

Liabilities and Stockholders’ Equity (Deficit):
Revolving loan	$258,623	$245,659	$226,100
Accounts payable	131,392	126,716	193,100
Current portion of operating lease liabilities	66,522	67,407	70,668
Accrued expenses and other current liabilities	87,072	78,336	83,348
Total current liabilities	543,609	518,118	573,216

Related party long-term debt	107,010	165,974	166,635
Long-term portion of operating lease liabilities	112,667	107,287	118,363
Other long-term liabilities	14,901	15,584	24,971
Total liabilities	778,187	806,963	883,185

Stockholders’ equity (deficit)	1,415	(59,411)	(34,850)
Total liabilities and stockholders’ equity (deficit)	$779,602	$747,552	$848,335

* Derived from the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2025.

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THE CHILDREN’S PLACE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	First Quarter Ended
	May 3, 2025	May 4, 2024

Net loss	$(34,023)	$(37,795)
Non-cash adjustments	29,216	43,818
Working capital	(38,151)	(116,779)
Net cash used in operating activities	(42,958)	(110,756)

Net cash used in investing activities	(3,413)	(4,694)

Net cash provided by financing activities	42,298	114,889

Effect of exchange rate changes on cash and cash equivalents	4,420	(118)

Net increase (decrease) in cash and cash equivalents	347	(679)

Cash and cash equivalents, beginning of period	5,347	13,639

Cash and cash equivalents, end of period	$5,694	$12,960

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